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              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 22, 1995

                 ____________________________

              SOUTHWESTERN PUBLIC SERVICE COMPANY
    (Exact name of registrant as specified in its charter)


                            1-3789
                   (Commission file number)

           New Mexico                            75-0575400
 (State or other jurisdiction                (I.R.S. Employer
      of incorporation)                    Identification No.)

Tyler at Sixth, Amarillo, Texas                   79101
(Address of principal executive                  (Zip code)
offices)

                        (806) 378-2121
     (Registrant's telephone number, including area code)

                 ____________________________

                        NOT APPLICABLE

 (Former name or former address, if changed since last report)


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Item 5.     Other Events.

            On August 22, 1995, the Board of Directors of South-western Public Service Company (the "Company") adopted and approved the execution of Amendment No. 1, dated as of August 22, 1995, to the Rights Agreement, dated as of July 23, 1991, between the Company and Society National Bank, successor to Ameritrust Company National Association, as Rights Agent (the "Rights Agreement" and the rights issuable thereunder, the "Rights"). Amendment No. 1 was executed in connection with the execution of the Agreement and Plan of Reorganization (the "Merger Agreement"), dated as of August 22, 1995, by and among the Company, Public Service Co. of Colorado ("PSC") and M-P New Co. ("Newco") which provides for a business combination as peer firms involving PSC and the Company in a "merger-of-equals" transaction. Amendment No. 1 amends the Rights Agreement to provide that none of Newco, PSC or any of their respective affiliates and associates shall be considered an Acquiring Per-son under the Rights Agreement and no Shares Acquisition Date or Distribution Date (each as defined in the Rights Agreement) has occurred or will occur, in any such case as a result of the approval, execution or delivery of the Merger Agreement.

            A copy of Amendment No. 1 to the Rights Agreement is attached hereto as Exhibit 4 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(c)   Exhibits:    The following exhibit is filed herewith:

      4 Amendment No. 1, dated as of August 22, 1995, to the Rights Agreement, dated as of July 21, 1995, by and between Southwestern Public Ser-vice Company and Society National Bank, succes-sor to Ameritrust Company National Association.

                                SIGNATURES

            Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SOUTHWESTERN PUBLIC SERVICE COMPANY
                                   (registrant)


                                 By /s/ Bill D. Helton
                                    ------------------------------
                                    Name:  Bill D. Helton
                                    Title:  Chairman of the Board
                                            and Chief Executive
                                            Officer


Date:       August 30, 1995

                               EXHIBIT INDEX


Exhibit
Number                         Description

  4 Amendment No. 1, dated as of August 22, 1995, to the Rights Agreement, dated as of July 23, 1991, by and between Southwestern Public Service Company and Society National Bank, successor to Ameritrust Company National Association.